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                                                                   EXHIBIT 10.31




                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                          1998 KEY EMPLOYEE BONUS PLAN

                                 MARCH 15, 1998

         Senior Tour Players Development, Inc. (the "Company") has established this 1998 Key Employee Bonus Plan (the "Plan").

1. Under the Plan, five (5) employees (the "Participants") may receive cash bonuses ("Bonuses") in amounts as set forth on SCHEDULE A hereto.

2. The Bonuses shall be paid only if the conditions expressed in paragraph 3, below are satisfied.

3.       Each Bonus shall be paid to the respective Participant within thirty
         (30) days following the closing of the Transaction, subject to the following conditions:

         (a) the proposed transaction between the Company and Golf Club Partners L.L.C. (the "Transaction") is consummated on terms no less favorable than those set forth set forth in the Summary of Indicative Terms attached to the Plan as EXHIBIT A.

         (b) each Participant provides full and complete cooperation to the Company to consummate the Transaction as soon as practicable.

         (c) each Participant remains employed by the Company until the earlier of (i) the date he or she is discharged by the Board of Directors, or (ii) thirty (30) days following the closing of the Transaction.

4. The Bonus plan will terminate immediately following payment of the Bonuses.

5. The Board of Directors shall determine whether each Participant has satisfied the condition specified in 3(b), above, no later than immediately prior to the closing of the Transaction. Such determination shall be final and conclusive on the Company and the Participants.

6. The Company's existing Board of Directors will cause the obligations hereunder to be satisfied by the Company in connection with the Transaction, or be assumed by a successor entity.


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                                   SCHEDULE A

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                          1998 KEY EMPLOYEE BONUS PLAN


Participant                                        Bonus
-----------                                      --------

Stanton V. Abrams                                $250,000

Michael Meluskey                                 $125,000

Brendan Kissane                                  $ 50,000

Joann Parks                                      $ 40,000

Denise O'Farrell                                 $ 10,000
                                                 --------

TOTAL                                            $475,000
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